Regulatory Capital (Tables)	9 Months Ended
Jul. 31, 2021
Regulatory Capital
Summary of Regulatory Capital Position

The following table summarizes the Bank’s regulatory capital positions as at July 31, 2021 and October 31, 2020.

Regulatory Capital Position[1]

(millions of Canadian dollars, except as noted)		As at
	July 31 2021	October 31 2020
Capital
Common Equity Tier 1 Capital	$67,262	$62,616
Tier 1 Capital	74,039	69,091
Total Capital	86,201	80,021
Risk-weighted assets used in the calculation of capital ratios	465,453	478,909
Capital and leverage ratios
Common Equity Tier 1 Capital ratio	14.5%	13.1%
Tier 1 Capital ratio	15.9	14.4
Total Capital ratio	18.5	16.7

Leverage ratio	4.8	4.5

[1]	Includes capital adjustments provided by OSFI in response to COVID-19 pandemic. Refer to “Capital Position” section of the Bank’s 2020 Annual Report for additional detail.